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Exhibit 23.2

Consent of Independent Auditors

        We consent to the use of our report dated March 28, 2003 (except for Note 18, as to which the date is June 9, 2003), with respect to the financial statements and schedules of Crown American Realty Trust, as amended, incorporated by reference in this Registration Statement (Form S-4) of Pennsylvania Real Estate Investment Trust.

/s/ ERNST & YOUNG LLP

McLean, Virginia
August 12, 2003

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  Exhibit 23.2
Consent of Independent Auditors